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FIRST AMENDMENT
to
SECOND AMENDED AND RESTATED
UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT

    THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT dated as of June 13, 2000 (the "Amendment") is entered into by and among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation ("HOLDINGS"), and the SUBSIDIARIES of HOLDINGS from time to time signatories hereto (collectively with HOLDINGS, the "INDEMNITORS"), and (ii) RELIANCE INSURANCE COMPANY, a Pennsylvania corporation, UNITED PACIFIC INSURANCE COMPANY, a Pennsylvania corporation, RELIANCE NATIONAL INSURANCE COMPANY, a Delaware corporation, and RELIANCE SURETY COMPANY, a Delaware corporation (collectively, the foregoing parties are referred to herein as "RELIANCE").

W I T N E S S E T H:

    WHEREAS, the INDEMNITORS and RELIANCE are parties to a certain Second Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of August 19, 1998 (the "Agreement");

    WHEREAS, the INDEMNITORS have requested RELIANCE to amend a financial covenant set forth in the Agreement; and

    WHEREAS, subject to the terms and conditions set forth herein RELIANCE is willing to so amend the Agreement.

    NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the INDEMNITORS and RELIANCE hereby agree as follows:

    SECTION 1.  AMENDMENTS TO AGREEMENT.

    Subject to satisfaction of the conditions set forth in Section 2 of this Amendment and in reliance on the INDEMNITORS' warranties set forth in Section 3 below, Section 6.20 of the Agreement shall be hereby amended by deleting the reference therein to "1.4 to 1" and in its place substituting "1.2 to 1".

    SECTION 2.  CONDITIONS PRECEDENT.

    This Amendment shall be effective upon receipt by RELIANCE of the documents listed below, each, unless otherwise noted, dated the date hereof, duly executed, in form and substitute satisfactory to RELIANCE and in quantities designed by RELIANCE:

  (a)
  This Amendment executed by all parties hereto.

  (b)
  The INDEMNITORS shall have delivered such other documents as RELIANCE may reasonably request.

    SECTION 3.  WARRANTIES.

    To induce RELIANCE to enter into this Amendment, the INDEMNITORS warrant to RELIANCE as of the date hereof and after giving effect to this Amendment that:

  (a)
  The representations and warranties contained in Article V of the Agreement, in Section 4 of each SECURITY AGREEMENT (A/R), in Section 4 of each SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article 1 of each of the VESSEL MORTGAGES are correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date; and

  (b)
  No EVENT OF DEFAULT has occurred and is continuing.

    SECTION 4.  GENERAL.

  (a)
  Terms used but not otherwise defined herein are used herein as defined in the Agreement.

  (b)
  As hereby modified, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

  (c)
  This Amendment shall be binding upon and shall inure to the benefit of the INDEMNITORS and RELIANCE and respective successors and assigns of the RELIANCE.

  (d)
  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

IN WITNESS WHEREOF, this Agreement is executed by the parties on the day and date first set forth above.

GREAT LAKES DREDGE & DOCK CORPORATION
By:	/s/ DEBORAH A. WENSEL Deborah A. Wensel Its: Vice President and CFO
GREAT LAKES DREDGE & DOCK COMPANY
By:	/s/ DEBORAH A. WENSEL Deborah A. Wensel Its: Vice President and CFO
LYDON DREDGING & CONSTRUCTION COMPANY, LTD.
By:	/s/ DEBORAH A. WENSEL Deborah A. Wensel Its: Vice President and CFO
NATCO DREDGING LIMITED PARTNERSHIP
By:	/s/ DEBORAH A. WENSEL Deborah A. Wensel Its: Vice President and CFO

NORTH AMERICAN TRAILING COMPANY
By:	/s/ DEBORAH A. WENSEL Deborah A. Wensel Its: Vice President and CFO
FIFTY-THREE DREDGING COMPANY
By:	/s/ LESLIE A. BRAUN Leslie A. Braun Its: President
DAWSON DREDGING COMPANY
By:	/s/ DEBORAH A. WENSEL Deborah A. Wensel Its: Vice President and CFO
GREAT LAKES CARIBBEAN DREDGING, INC.
By:	/s/ DEBORAH A. WENSEL Deborah A. Wensel Its: Vice President and CFO
RELIANCE INSURANCE COMPANY UNITED PACIFIC INSURANCE COMPANY RELIANCE NATIONAL INSURANCE COMPANY RELIANCE SURETY COMPANY
By:	/s/ NICOLAS SEMINARA Nicholas Seminara Its: Vice President

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FIRST AMENDMENT to SECOND AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT
W I T N E S S E T H: